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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Qof The Ashton Technology Group, Inc. (the "Company") for the period ending June 30, 2002 as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
J. Warshaw, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert J. Warshaw
-----------------------------
Robert J. Warshaw
Chief Executive Officer
August 14, 2002

     The foregoing certification is being furnished solely pursuant to (S) 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.